UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.                     )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
Pyramid Oil Company
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RECORD DATE AND VOTING
AMENDMENT OF THE COMPANY’S RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS OF THE COMPANY
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
BOARD COMMITTEES; DIRECTOR NOMINATING PROCESS; SHAREHOLDER COMMUNICATIONS WITH THE BOARD; BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
BOARD MEETINGS AND COMPENSATION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
EXECUTIVE COMPENSATION
EXECUTIVE EMPLOYMENT AGREEMENTS
RETIREMENT AND EMPLOYEE BENEFIT PLANS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL HOLDERS OF SECURITIES
PROPOSAL 3
PRINCIPAL AUDITOR FEES AND SERVICES
ANNUAL REPORT TO SHAREHOLDERS
SHAREHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS
OTHER MATTERS
APPENDIX A
APPENDIX B
PROXY — PYRAMID OIL COMPANY

PYRAMID OIL COMPANY
2008 21st Street — P.O. Box 832
Bakersfield, California 93302
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
June 17, 2010
To our shareholders:
     Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of Pyramid Oil Company (the “Company”) will be held at the corporate offices of Pyramid Oil Company, 2008-21st Street, Bakersfield, California 93301, on Thursday, June 17, 2010 at 10:30 A.M. Pacific Daylight Time, for the following purposes:
     1. To approve an amendment to the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws to change the authorized number of directors from a fixed number of seven to a minimum number of four and a maximum number of seven directors, with the initial number of authorized directors to be four, and to delete references in the Restated Articles of Incorporation to the Company’s principal place of business;
     2. To elect a Board of Directors to hold office until the 2011 annual meeting of shareholders;
     3. To approve the selection of SingerLewak LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010; and
     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.
     Information concerning these matters, including the names of the nominees for the Board of Directors of the Company (the “Board”), is set forth in the attached Proxy Statement for the Annual Meeting. Holders of record of the Company’s Common Stock at the close of business on April 30, 2010, the record date fixed by the Board, are entitled to notice of and to vote at the Annual Meeting. The Board urges that all shareholders of record to exercise their right to vote personally at the meeting or by proxy.
     A copy of the Company’s Annual Report to Shareholders containing financial statements and other information of interest to shareholders is enclosed herewith. You are urged to read the Annual Report.
     All shareholders are requested to read the enclosed Proxy Statement and to sign, date and complete the enclosed proxy and return it promptly in the accompanying postage prepaid, pre-addressed envelope, whether or not they intend to attend the meeting, to assure that their shares will be represented. Any shareholder giving a proxy has the right to revoke it at any time before it is voted by following the procedures outlined in the Proxy Statement. Your prompt response will be appreciated.
By Order of the Board of Directors
Lee G. Christianson, Secretary
Bakersfield, California
May 17, 2010
PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE, IN ORDER TO ASSURE THAT YOUR VOTES ARE COUNTED.

PYRAMID OIL COMPANY
2008 21st Street
P.O. Box 832
Bakersfield, California 93302
PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
June 17, 2010
     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Pyramid Oil Company (the “Company”) of proxies to be used at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on June 17, 2010, and at any postponement or adjournment thereof. This Proxy Statement, together with the accompanying proxy, is first being mailed to shareholders on or about May 17, 2010. You are requested to sign, date and return the enclosed proxy card in order to ensure that a majority of the outstanding shares of common stock of the Company (the “Common Stock”) are represented at the meeting.
     Any proxy given by a shareholder of the Company may be revoked at any time before it is voted by attending the Annual Meeting and voting in person or by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. If the enclosed form of proxy is properly executed and returned, the Common Stock represented thereby will be voted in accordance with the instructions given by the proxy. IF NO INSTRUCTIONS ARE GIVEN, THE COMMON STOCK WILL BE VOTED “FOR” (1) AMENDMENT OF THE COMPANY’S RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS IN THE MANNER DESCRIBED HEREIN; (2) APPROVAL OF THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN; AND (3) THE RATIFICATION OF THE COMPANY’S SELECTION OF SINGERLEWAK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010. If any other matters are properly presented at the meeting, or any adjournment thereof, the persons voting the proxies will vote according to their best judgment.
     Solicitation of proxies will be primarily by mail, although some solicitation will be by telephone, telegraph or personal interview. Proxies may be solicited by officers, directors and regular employees of the Company. The Company will not pay any additional compensation for such solicitations. Arrangements may be made with brokerage houses and with the Company’s transfer agent, Computershare, Glendale, California, to send notices, proxy statements, proxies and other materials to shareholders. The cost for such services is expected to be nominal and will be borne by the Company.
     To minimize the Company’s expenses, one Proxy Statement and 2009 Annual Report to Shareholders may be delivered to two or more shareholders who share an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement and Annual Report to a shareholder at a shared address to which a single copy of the Proxy Statement and Annual Report was delivered. Requests for additional copies of the Proxy Statement and Annual Report, and requests that in the future separate documents be sent to shareholders who share an address, should be delivered by writing to Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302, Attention: Lee G. Christianson, or by calling Mr. Christianson at (661) 325-1000.
     If you share an address with another shareholder and have received multiple copies of the Company’s proxy materials, you may write or call the Company at the address set forth in the preceding paragraph to request delivery of a single copy these materials.

Important Notice Regarding the Internet Availability of Proxy Materials for the
Shareholder Meeting to be Held on June 17, 2010
     This Proxy Statement, the accompanying proxy and the Company’s 2009 Annual Report to Shareholders are also available on the following website at http://www.edocumentview.com/PDO.
RECORD DATE AND VOTING
     Only holders of record of the Company’s Common Stock at the close of business on April 30, 2010 shall be entitled to notice of and to vote at the Annual Meeting. Transferees of Common Stock which is transferred on the books of the Company subsequent to such date shall not be entitled to notice of or to vote at the Annual Meeting with respect to such transferred Common Stock.
     As of April 30, 2010, there were outstanding 4,677,728 shares of Common Stock. A majority of the outstanding shares of Common Stock, whether present in person or by proxy, constitutes a quorum for the conduct of business at the Annual Meeting.
     Brokers who hold shares of Common Stock for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (the "NYSE”) are permitted by NYSE Rule 452 to vote their clients’ proxies in their own discretion on certain routine matters, such as the ratification of the selection of a company’s independent registered public accounting firm, if the clients have not furnished voting instructions within ten days of the Annual Meeting. However, Rule 452 defines various proposals such as the election of directors as “non-discretionary,” and brokers who have received no instructions from their clients do not have discretion to vote on those items. When a broker votes a client’s shares on some but not all proposals at a meeting, the withheld votes are referred to as “broker non-votes.”
     Abstentions will count for purposes of establishing a quorum but will not count as votes cast for the election of directors or regarding any other proposal. Shares held by brokers who vote such shares on any proposal will be counted for purposes of establishing a quorum, and broker non-votes on other proposals will not affect the presence of a quorum.
     Approval of the amendment of the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws requires the affirmative vote of a majority of the Company’s outstanding shares of Common Stock, provided that, under applicable California law, votes cast against the proposal may not exceed 16-2/3% of the Company’s outstanding shares of Common Stock in order for the proposal to be approved. For purposes of determining whether the proposal has received the affirmative vote of a majority of the Company’s outstanding shares, abstentions and broker non-votes will have the same effect as votes cast against the proposal, although abstentions and broker non-votes will not be counted for purposes of determining whether the holders of more than 16-2/3% of the outstanding shares have voted against the proposal.
     Approval of the selection of SingerLewak LLP requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting on the item, provided that the shares voting affirmatively must also constitute a majority of the required quorum for the Annual Meeting. Therefore, abstentions and broker non-votes will not affect the outcome of that proposal, assuming that the required vote described in the preceding sentence is obtained.
     With regard to the election of directors, the four nominees receiving the greatest number of votes will be elected. Therefore, abstentions and broker non-votes will not affect the outcome of the election of directors.

     Unless cumulative voting is requested by a shareholder, each share of Common Stock is entitled to one vote for the election of each director of the Company and to one vote on every other matter to be voted upon at the Annual Meeting. Under the California General Corporation Law, if a shareholder gives notice prior to the commencement of voting on the election of directors of his or her intention to cumulate his or her votes, then all shareholders (or their proxies) may cumulate their votes in connection with the election of directors. No cumulative voting will occur if no such notice is given. Cumulative voting permits each shareholder to cast an aggregate number of votes equal to the number of shares owned multiplied by the number of directors to be elected; all of such votes may be cast for a single nominee or may be allocated among any two or more nominees as the shareholder wishes.
     If a proxy is marked “FOR” the election of directors, it may, at the discretion of the persons named in the enclosed form of proxy (the “Proxy Holders”), be voted cumulatively in the election of directors. Under either form of voting, the four nominees receiving the highest number of votes cast will be elected as directors.
     If you hold your shares of Common Stock in “street name” through a broker, bank or other nominee, you are not entitled to vote those shares directly. Instead, you need to instruct the broker or other record owner of your shares as to the voting of the shares using the procedure provided to you by your broker, bank or other nominee. In most cases, you will receive a voting instruction form from your broker, bank or other nominee.
PROPOSAL 1
AMENDMENT OF THE COMPANY’S RESTATED ARTICLES OF INCORPORATION
AND AMENDED AND RESTATED BYLAWS
     The Company’s Restated Articles of Incorporation and Amended and Restated Bylaws provide that the authorized number of directors of the Company is seven. The Board has approved an amendment to each of those charter documents providing that the authorized number of directors of the Company will be not less than four nor more than seven, with the exact number of directors within those limits to be four unless and until that number of authorized directors is changed, within the specified limits, by a resolution which is duly adopted by the Board.
     The Board is requesting the Company’s shareholders to approve the amendment described in the preceding paragraph. The amendment to the Restated Articles of Incorporation will be reflected in new Restated Articles of Incorporation in the form of Appendix A to this Proxy Statement, which is marked to show changes from the current Restated Articles of Incorporation. Appendix B to this Proxy Statement sets forth the proposed amendment to Article II, Section C of the Company’s Amended and Restated Bylaws to conform to the proposed amendment to the Restated Articles of Incorporation. The summary of the amendments contained in this Proxy Statement is qualified by the full text of the amendments set forth in Appendices A and B.
     The Board has had fewer than seven directors in office for several years. The Board believes that, given the current size and operations of the Company, there is no need to have seven directors and that four directors are sufficient to enable the Board to function efficiently and to meet the needs of the shareholders.
     The Board is also requesting the Company’s shareholders to approve minor amendments to the Restated Articles of Incorporation that (1) will delete the current reference in the Restated Articles of Incorporation to the Company’s principal place of business as being in the County of Los Angeles, California and (2) will make several non-substantive editorial changes. For many years, the Company’s principal executive office has been located in Bakersfield, California, and the California General Corporation Law does not require a corporation’s articles of incorporation to state the location of its principal place of business. Article I, Section A of the Company’s Amended and Restated Bylaws states that the Board will determine the location of the Company’s principal executive office.

     If the Company’s shareholders approve these amendments at the Annual Meeting, the Company will file the Restated Articles of Incorporation with the California Secretary of State, and the amendments will be effective upon such filing. Shareholder approval of the proposed amendments shown in Appendix A is also deemed to constitute approval of the filing with the California Secretary of State of the new Restated Articles of Incorporation. The Board does not believe that the proposed amendments described above will have any effect on the ability of the Company’s shareholders to cause a change in control of the Company.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS DESCRIBED ABOVE TO THE COMPANY’S RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS.
PROPOSAL 2
ELECTION OF DIRECTORS
     Directors are to be elected at the Annual Meeting to serve until the next annual meeting and until their successors are elected and qualified. Unless otherwise instructed in the proxy card, it is the intention of the Proxy Holders to vote for the election of the following four persons as directors: John H. Alexander, Michael D. Herman, Gary L. Ronning and John E. Turco. Thomas W. Ladd, who has served as a director since 1998, has advised us that he does not desire to stand for re-election as a director at the Annual Meeting and that his service as a director therefore will terminate on June 17, 2010.
     The Board has been informed that all nominees are willing to serve as directors. If any of them should decline or be unable to act as a director, the Proxy Holders will vote for the election of another person or persons as they, in their discretion, may choose. The Board has no reason to believe any nominee will be unable or unwilling to serve. The information provided below summarizes each nominee’s specific experience, qualifications, attributes and/or skills that led the Board to conclude that he is qualified to serve as a director of the Company.
     The nominees for election as directors of the Company are as follows:

Name	Age	Position (1)	Director Since	Officer Since
Michael D. Herman	52	Chairman of the Board and Director	2005	—
John H. Alexander	62	President, Chief Executive Officer and Director	1984	1986
Gary L. Ronning	67	Director	1998	—
John E. Turco	79	Director	1996	—

(1)	Position listed is that held with the Company.
MICHAEL D. HERMAN
     Mr. Herman has been Chairman of the Company’s Board since July 2005 and the largest shareholder of the Company since June 15, 2005. Mr. Herman is the Chairman and sole shareholder of Heat Waves Oil Service, LLC and Dillco. Heat Waves and Dillco provide various energy-related services such as water hauling and disposal, acidizing, frac heating and hot oil services to customers in Kansas, Oklahoma, Colorado, Utah, Wyoming, Pennsylvania and New Mexico. Mr. Herman was the Chairman and owner of Pasadena, California based Key Food Ingredients, Inc. from January 1, 2005 until October, 2007. Key Food Ingredients supplies dehydrated vegetables from its factory in Qingdao, China to customers worldwide. Mr. Herman was Chairman and owner of Telematrix, Inc. from October 1992 until December 1998, when that company was sold to a major hospitality company, and he repurchased a majority ownership interest in December 2004 and held that majority ownership interest until April 2006. Telematrix, Inc. designs and distributes communications products and telephones to hospitality and business customers globally. From November 2003 until February 2005, Mr. Herman was Chairman and majority shareholder of Ft. Lauderdale based Sunair Electronics but chose not to stand for re-election as a director in February 2006. Sunair Electronics is engaged in the design, manufacture and sale of high frequency communications equipment for long-range voice and data applications.
     Mr. Herman has been active in the oil and gas producing and servicing business since the mid-1980’s. His broad experience in the oil and gas industry and diverse business experience outside the oil and gas industry are valuable resources to our Board in formulating business strategy, addressing business opportunities and resolving operational issues that arise from time to time.
JOHN H. ALEXANDER
     Mr. Alexander has been an independent oil operator in Orange County, California since 1970. From 1972 to 1974, Mr. Alexander was an officer and a director of Transierra Exploration Corporation, a public company located in Newport Beach, California. Mr. Alexander has served as a director of Pyramid Oil Company since 1986; from 1986 to 2004, he served as its Vice President, and he has served as its President and Chief Executive Officer since June 3, 2004. Mr. Alexander has served for the past 20 years as a director of Valley Waste Disposal Company, a non-profit oilfield related service company located in Bakersfield, California.
     Mr. Alexander has 40 years of experience in the oil and gas industry, including 24 years with the Company. Mr. Alexander’s industry experience and extensive knowledge of the Company’s oil and gas operations are an important contribution to the Board. Mr. Alexander is the only member of management who serves on the Board.
GARY L. RONNING
     Mr. Ronning had been Executive Vice President, Western Region of Prime Natural Resources, LLC, since 1999. Mr. Ronning previously worked with Ferguson Energy, an independent oil and gas exploration company beginning in 1967. Mr. Ronning also has had several positions with Ferguson Energy, managing operations and production in several states.
     Mr. Ronning has been engaged in all aspects of the oil and gas industry continuously since 1967. Mr. Ronning brings to the Board a range and length of industry experience that is a unique asset.
JOHN E. TURCO
     Mr. Turco has been the President and Chief Financial Officer of the Corotto Company, an agricultural company growing citrus in Kern County, California, since March 1991. Mr. Turco is a member of the California Citrus Research Board, serving as the first Chairman of its Finance Committee and continuing to serve as a member of its Finance Committee. Mr. Turco has also served as a director of Coast RV and as a trustee of the Menlo School. Mr. Turco has twenty years of experience in the fire and casualty insurance business and has been a member of Lloyd’s of London since 1975. Mr. Turco also attained the rank of Colonel in the United States Marines Corps Reserve.
     Mr. Turco’s diverse business experience and board service provide him with a wide range of expertise that is valuable to our Board in confronting various business-related challenges and opportunities.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

EXECUTIVE OFFICERS OF THE COMPANY

Name	Age	Position (1)	Officer Since
John H. Alexander	62	President, Chief Executive Officer and Director	1986
     The biographical description of Mr. Alexander is included under “Election of Directors.”
SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND NOMINEES
     The following table sets forth certain information as of April 30, 2010, with respect to beneficial ownership of the Company’s Common Stock by each of the Company’s directors, director nominees and executive officers named below in the executive compensation table and by all directors and executive officers as a group. The number of shares owned are those “beneficially owned,” as determined under rules of the Securities and Exchange Commission (the “SEC”). The information disclosed below is not necessarily indicative of beneficial ownership for any other purpose. Beneficial ownership as described below includes any shares of Common Stock as to which the person named below has sole or shared voting power or investment power pursuant to a discretionary account or similar arrangement.

			Percentage of
			Outstanding Common
Name and Title (1)	Shares Owned (2)		Stock (3)
Michael D. Herman Director, Chairman of the Board	1,703,410		36.4%
John H. Alexander, Director President and Chief Executive Officer	95,592		2.0%
Thomas W. Ladd, Director	31		—
Gary L. Ronning, Director	125		—
John E. Turco, Director	229,085	(4)	4.9%
Directors and Executive Officers as a Group (6 Persons)	2,028,243		43.3%

(1)	The title listed refers to the individual’s position with the Company.

(2)	Amounts reported by each director do not include shares held in the name of his spouse, children and other relatives because the director does not have sole or shared voting or investment control over the shares.

(3)	As a percentage of the 4,677,728 shares of Common Stock outstanding at April 30, 2010.

(4)	Mr. Turco owns 50% of the Corotto Company. which in turn owns 27,188 shares of the Company. Such shares are included in the total shares owned.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Under the federal securities laws, the Company’s directors, executive officers, and any person holding more than 10% of the Company’s Common Stock are required to report their ownership of the Company’s securities and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and the Company is required to report any failures to file by these dates. The Company knows of no instances of persons who have failed to file or have delinquently filed Section 16(a) reports within the most recently completed fiscal year.
BOARD COMMITTEES; DIRECTOR NOMINATING PROCESS;
SHAREHOLDER COMMUNICATIONS WITH THE BOARD;
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
     The members of the Audit Committee and Compensation Committee are Thomas W. Ladd, Gary L. Ronning and John E. Turco. The Board has determined that directors Ladd, Ronning and Turco are ''independent’’ within the meaning of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 and Section 303A.02 of the NYSE Amex Company Guide. In addition, the Board has determined that director Herman is independent under Section 303A.02 of the NYSE Amex Company Guide, and that director Alexander is not independent since he is an employee of the Company. Mr. Ladd does not intend to stand for re-election at the Annual Meeting.
     The Audit Committee reviews the Company’s financial and accounting organization, financial reporting and the reports of the independent registered public accounting firm and is responsible for the selection and oversight of the independent registered public accounting firm. The Board has determined that Mr. Turco is an “audit committee financial expert” within the meaning of Item 407(d)(5) of the SEC’s Regulation S-K. The Board based its determination upon Mr. Turco’s experience since March 1991 as the Chief Financial Officer of the Corotto Company.
     The Audit Committee held four meetings during the last fiscal year. All of the Company’s directors who were members of the Audit Committee attended all of the Audit Committee meetings. A copy of the Audit Committee’s charter is available on the Company’s website at www.pyramidoil.com.
     The Compensation Committee recommends and approves the compensation of the Company’s directors and executive officers, including approving individual executive officer compensation, and reviews and recommends to the Board compensation plans, policies and benefit programs for employees generally. The Compensation Committee held one meeting during the last fiscal year. All of the Company’s directors who were members of the Compensation Committee attended that Compensation Committee meeting. A copy of the Compensation Committee’s charter is available on the Company’s website at www.pyramidoil.com.
     All directors of the Company comprise the Nominating Committee, which recommends prospective directors to fill vacancies that may arise from time to time and proposes individuals for election to the Board by the Company’s shareholders. The Nominating Committee held one meeting during the last fiscal year. All of the Company’s directors attended the Nominating Committee meeting. The Nomination Committee does not have a separate written charter.
     The Board, in its capacity as the Company’s Nominating Committee, will consider shareholder nominations for candidates for membership on the Board. In evaluating such nominations, the Board seeks to achieve a balance of knowledge, experience and capability on the Board. Any shareholder nominations proposed for consideration by the Board should include the nominee’s name and qualifications for Board membership and should be addressed to Lee G. Christianson, Secretary, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302. Shareholder nominations should be delivered to Mr. Christianson at least 120 days before the date of the annual meeting.

     The Board believes that directors should have the highest professional and personal ethics and values, consistent with longstanding Company values and standards. They should have broad experience at the policy-making level in business, government, education, technology or public interest. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties.
     The Board utilizes a variety of methods for identifying and evaluating nominees for director. The Board periodically assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Board will consider various potential candidates for director. Candidates may come to the attention of the Board’s through current Board members, professional search firms, shareholders or other persons. These candidates will be evaluated at regular or special meetings of the Board, and may be considered at any point during the year. If any materials are provided by a shareholder in connection with the nomination of a director candidate, the materials will be forwarded to the Board. The Board will also review materials provided by professional search firms or other parties in connection with a nominee who is not proposed by a shareholder. Although the Board believes that director nominees should add to the range of backgrounds and experiences of the Company’s directors, the Board does not have a policy regarding the consideration of diversity in identifying and evaluating director nominees.
     All four of the director nominees identified in this Proxy Statement currently serve as directors of the Company.
     Any shareholder can communicate with all directors or with specified directors by sending a letter to the Company’s Corporate Secretary at the address listed above. All such letters will be forwarded to the entire Board or to the directors specified by the shareholder.
     Michael D. Herman serves as the Company’s Chairman of the Board, and John H. Alexander serves as the Company’s President and Chief Executive Officer. The Board believes that having two persons, rather than only one, serve in these positions assists the Board in performing its obligation to oversee senior management.
     The full Board has responsibility for general oversight of risks facing the Company. The Board receives reports from senior management on areas of risk facing the Company and periodically conducts discussions regarding risk assessment and risk management.
BOARD MEETINGS AND COMPENSATION OF DIRECTORS
     The Board held four meetings in 2009. Only non-employee directors receive payment for service as directors of the Company. Non-employee directors receive $600 for each Board meeting attended in person. Each Board meeting was attended by all of the directors, except for Mr. Turco who attended three meetings in 2009.

     The following table sets forth information concerning the compensation paid to non-employee directors during 2009 for their services as directors.

		All Other
Name	Fees Earned or Paid In Cash	Compensation	Total
Michael D. Herman	$600	$-0-	$600

Thomas W. Ladd	$2,400	$-0-	$2,400

Gary L. Ronning	$2,400	$-0-	$2,400

John E. Turco	$1,800	$-0-	$1,800
     Each director is encouraged to attend each annual meeting of shareholders. All directors attended the 2009 annual meeting of shareholders.
REPORT OF THE AUDIT COMMITTEE
     The Audit Committee oversees and monitors the participation of the Company’s management and independent registered public accounting firm throughout the financial reporting process. Other than their services as directors of the Company, no member of the Audit Committee has any other material relationship with the Company.
     In connection with its function to oversee and monitor the financial reporting process, the Audit Committee has, among other things: reviewed and discussed with the Company’s management the audited financial statements for the fiscal year ended December 31, 2009, discussed with the Company’s independent registered public accounting firm those matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and received the written disclosures and letter from the Company’s independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding such firm’s communications with the Audit Committee concerning independence and discussed with the Company’s independent registered public accounting firm their independence from the Company.
     Based upon the foregoing, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009.

Thomas W. Ladd	Gary L. Ronning	John E. Turco

EXECUTIVE COMPENSATION
     The following table sets forth the compensation for the 2009 and 2008 fiscal years for the Chief Executive Officer (“CEO”) as indicated below. The Company has not granted any stock options or stock appreciation rights to the CEO. No other executive officer had total compensation in excess of $100,000 for the 2009 fiscal year.

Name and Position	Year	Salary (1)	Bonus (1)	Total
John H. Alexander	2009	$138,400	$25,000	$163,400
President and Chief
Executive Officer	2008	$134,233	$50,000	$184,233

(1)	Perquisites and other personal benefits provided to the CEO were less than $10,000 in the aggregate for each of the 2009 and 2008 fiscal years and, in accordance with applicable SEC regulations, they are not listed in this table. Mr. Alexander became the Company’s CEO on June 2, 2004.
EXECUTIVE EMPLOYMENT AGREEMENTS
     The Company has an employment agreement with Mr. John H. Alexander, the Company’s President and Chief Executive Officer.
     In February 2002, the Company entered into an employment agreement with John H. Alexander pursuant to which Mr. Alexander agreed to serve as the Company’s Vice President. On June 3, 2004, Mr. Alexander was appointed as the Company’s President and Chief Executive Officer. The employment agreement is for an initial term of five years, which term automatically renews annually if written notice is not tendered. Pursuant to the employment agreement, the Company may terminate Mr. Alexander’s employment with or without cause at any time before its term expires upon providing written notice. In the event the Company terminates Mr. Alexander’s employment without cause, Mr. Alexander would be entitled to receive a severance amount equal to his annual base salary and benefits for the balance of the term of his employment agreement. In the event of termination by reason of Mr. Alexander’s death or permanent disability, his legal representative will be entitled to receive his annual salary and benefits for the remaining term of his employment agreement. In the event of, or termination following, a change in control of the Company, as defined in the agreement, Mr. Alexander would be entitled to receive his annual salary and benefits for the remainder of the term of his agreement.
     On January 9, 2007, the Company and John Alexander entered into a Severance Award Agreement pursuant to which the Company awarded Mr. Alexander a supplemental payment in connection with his future severance of employment with the Company. Pursuant to the Severance Award Agreement and following the termination of Mr. Alexander’s employment, he will be entitled to receive (at the Company’s option) 25,000 shares of the Company’s Common Stock or the then fair market value of the shares. The closing price of a share of the Company’s Common Stock on March 13, 2010 was $7.25.
     On December 30, 2008, the Company and John Alexander entered into a Severance Award Agreement pursuant to which the Company awarded Mr. Alexander an additional supplemental payment in connection with his future severance of employment with the Company. Pursuant to the Severance Award Agreement and following the termination of Mr. Alexander’s employment, he will be entitled to receive (at the Company’s option) 25,000 shares of the Company’s Common Stock or the then fair market value of the shares.
     On June 4, 2009, the Company and John Alexander entered into a Severance Award Agreement pursuant to which the Company awarded Mr. Alexander an additional supplemental payment in connection with his future severance of employment with the Company. Pursuant to the Severance Award Agreement and

following the termination of Mr. Alexander’s employment, he will be entitled to receive (at the Company’s option) 25,000 shares of the Company’s Common Stock or the then fair market value of the shares.
RETIREMENT AND EMPLOYEE BENEFIT PLANS
     The Company has a defined contribution plan (Simple IRA) available to all employees meeting certain service requirements. Employees may contribute up to a maximum of $6,000 of their annual compensation to the plan. The Company makes a mandatory contribution to the plan in an amount equal to the employees contributions of up to 3% of their annual compensation. Contributions of $10,428, $12,834 and $13,119 were made by the Company during the years ended December 31, 2009, 2008 and 2007, respectively.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     Effective January 1, 1990, John H. Alexander participated with a group of investors that acquired the mineral and fee interest on one of the Company’s oil and gas leases (Santa Fe Energy lease) in the Carneros Creek field after the Company declined to participate. The thirty-three percent interest owned by Mr. Alexander represents a minority interest in the investor group. Royalties on oil and gas production from this property paid to the investor group approximated $188,500 in 2009, $462,800 in 2008 and $324,700 in 2007.
     As a director, Mr. Alexander has abstained from voting on any of the above matters that have been brought before the Board involving the Santa Fe lease.
PRINCIPAL HOLDERS OF SECURITIES
     The following table furnishes information as of April 30, 2010, as to each person known to the Company to be a beneficial owner of more than 5% of the Company’s Common Stock.

		Percentage of
	Number of Beneficially	Outstanding Common
Name and Address	Owned Shares	Stock
Michael D. Herman	1,703,410	36.4%
P. O. Box 60446
Colorado Spring, Colorado 80960
PROPOSAL 3
APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee has appointed SingerLewak LLP as the independent registered public accounting firm to audit the books, records and accounts of the Company for the year ending December 31, 2010. The appointment is being presented to the shareholders for their ratification. Representatives of SingerLewak LLP will be present at the meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF SINGERLEWAK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010. IN THE EVENT THAT THE SHAREHOLDERS DO NOT RATIFY THE APPOINTMENT, THE APPOINTMENT WILL BE RECONSIDERED BY THE AUDIT COMMITTEE.

PRINCIPAL AUDITOR FEES AND SERVICES
     The following table shows the fees billed to the Company by SingerLewak LLP for the audit and other services rendered by SingerLewak LLP during fiscal 2009 and 2008.

	2009	2008
Audit Fees (1)	$174,000	$185,600
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)	Audit fees represent fees for professional services provided to the Company in connection with the audit of the Company’s financial statements and review of the Company’s quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.
     All audit-related services and other services rendered by SingerLewak LLP were pre-approved by the Audit Committee. The Audit Committee has a pre-approval policy that requires the pre-approval by the Audit Committee of all services performed for the Company by SingerLewak LLP.
ANNUAL REPORT TO SHAREHOLDERS
     Accompanying this Proxy Statement is a copy of the Company’s 2009 Annual Report to Shareholders.
SHAREHOLDER PROPOSALS
FOR THE 2011 ANNUAL MEETING OF SHAREHOLDERS
     A shareholder wishing to offer a proposal at the next annual meeting for inclusion in the Company’s proxy statement pursuant to SEC Rule 14a-8 must submit the proposal to the Company’s Secretary no later than January 18, 2010. Proposals should be mailed to Lee G. Christianson, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302.
     If notice of a shareholder proposal that the shareholder does not desire to include in the Company’s proxy statement is not received by the Company’s Secretary by April 4, 2011, the persons named in our proxy for the next annual meeting of shareholders will have discretionary authority to vote on the proposal at the annual meeting in accordance with their best judgment.
OTHER MATTERS
     The Board is not aware of any other matters to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, the Proxy Holders will vote the proxies received according to their best judgment.
     The Company filed an Annual Report on Form 10-K for the year ended December 31, 2009 with the Securities and Exchange Commission. Shareholders may obtain a copy of this report, without charge, by writing to Lee G. Christianson, Secretary, Pyramid Oil Company, P.O. Box 832, Bakersfield, California 93302.

APPENDIX A
PROPOSED RESTATED ARTICLES OF INCORPORATION OF PYRAMID OIL COMPANY
(marked to show changes to the current Restated Articles of Incorporation)
     FIRST: ~~That the~~The name of ~~said~~the Corporation is, and shall be ~~PYRAMID OIL COMPANY~~, Pyramid Oil Company.
     SECOND: The purpose of ~~this~~the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.
     ~~THIRD: THIRD: That the place where the principal business of the said corporation is to be transacted is the County of Los Angeles, State of California.~~
     THIRD: ~~This~~The Corporation shall have perpetual existence.
     ~~FIFTH: That the number of its directors shall be seven (7).~~
     FOURTH: The authorized number of directors of the Corporation shall be not less than four (4) nor more than seven (7), and the exact number of directors within those limits shall be four (4) unless and until the exact number of directors is changed from time to time, within such specified limits, by a resolution which is duly adopted by the Board of Directors of the Corporation.
     FIFTH: ~~This~~The Corporation is authorized to issue two classes of stock, with no par value, designated Common Stock and Preferred Stock. The total number of shares that ~~this~~the Corporation is authorized to issue is 60,000,000. The number of shares of Common Stock that ~~this~~the Corporation is authorized to issue is 50,000,000, and the number of shares of Preferred Stock that ~~thisthe~~ Corporation is authorized to issue is 10,000,000. The holders of the Common Stock or Preferred Stock shall have no preemptive rights to subscribe for or purchase any shares of any class of stock of ~~this~~the Corporation, whether now or hereafter authorized. The Board of Directors of ~~this~~the Corporation is authorized to: (i) determine the number of series into which shares of Preferred Stock may be divided; (ii) determine or alter the designations, rights, preferences, privileges, qualifications, limitations and restrictions granted to or imposed upon any unissued Preferred Stock or any wholly unissued series of Preferred Stock or any holders thereof; and (iii) fix the number of shares of each such series and increase or decrease, within the limits stated in any resolution of the Board of Directors originally fixing the number of shares constituting any series (but not below the number of such shares then outstanding), the number of shares of any such series subsequent to the issuance of shares of that series.
     SIXTH: The ~~corporation~~Corporation elects to be governed by all of the provisions of Division 1 of Title 1 of the California Corporations Code (as amended by act of the California Legislature, 1975—976 Regular Session, effective January 1, 1977, as defined in Section 2300 of the California General Corporation Law) not otherwise applicable to this corporation under Chapter 23 of said Division 1.
     ~~EIGHTH: LIMITATION ON LIABILITY OF DIRECTORS AND AUTHORITY TO INDEMNIFY AGENTS~~
     SEVENTH: The liability of directors of the Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law. The Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the California Corporations Code) through bylaw provisions, agreements with agents, vote of shareholders or disinterested directors, or otherwise, in excess of the indemnification otherwise permitted by Section 317 of the California Corporations Code, subject only to the applicable limits set forth in Section 204 of the California Corporations Code with respect to actions for breach of duty to the Corporation and its shareholders.

A - 1

APPENDIX B
PROPOSED ARTICLE II, SECTION C OF THE
AMENDED AND RESTATED BYLAWS OF PYRAMID OIL COMPANY
     Section C. Number of Directors.
     The authorized number of directors of the Corporation shall be not less than four (4) nor more than seven (7), and the exact number of directors within those limits shall be four (4) unless and until the exact number of directors is changed from time to time, within such specified limits, by a resolution which is duly adopted by the Board.

B - 1

PROXY — PYRAMID OIL COMPANY
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
The undersigned shareholder of Pyramid Oil Company (the “Company”) hereby appoints Michael D. Herman and John H. Alexander, and each of them, the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution and revocation to each of them, for and in the name of the undersigned to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Corporate Offices of Pyramid Oil Company, 2008 21st Street, Bakersfield, California 93301, on Thursday, June 17, 2010 at 10:30 A.M. Pacific Daylight Time, and at any postponement or adjournment of such meeting, as fully as the undersigned could do if present in person. The undersigned hereby revokes all proxies heretofore given.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO VOTING INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR: (1) APPROVAL OF THE AMENDMENT OF THE COMPANY’S RESTATED ARTICLES OF INCORPORATION AND AMENDED AND RESTATED BYLAWS DESCRIBED IN THE PROXY STATEMENT; (2) APPROVAL OF THE ELECTION OF THE NOMINEES FOR DIRECTORS NAMED HEREIN; AND (3) THE RATIFICATION OF THE COMPANY’S SELECTION OF SINGERLEWAK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010 IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND AT ANY AND ALL ADJOURNMENTS OF THE MEETING.
THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED AT THE MEETING.
PLEASE SIGN AND RETURN PROMPTLY.
ANNUAL MEETING PROXY CARD
A Proposals – The Board of Directors recommends a vote FOR all the nominees under Proposal 2 and FOR Proposals 1 and 3.
1.	To approve an amendment to the Company’s Restated Articles of Incorporation and Amended and Restated Bylaws to change the authorized number of directors from a fixed number of seven to a minimum number of four and a maximum number of seven directors, with the initial number of authorized directors to be four, and to delete references in the Restated Articles of Incorporation to the Company’s principal place of business.

For	Against	Abstain
[ ]	[ ]	[ ]
2.	Election of Directors for a Term of One Year

	For	Against	Abstain
01 – Michael D. Herman	[ ]	[ ]	[ ]
02 – John H. Alexander	[ ]	[ ]	[ ]
03 – Gary L. Ronning	[ ]	[ ]	[ ]
04 – John E. Turco	[ ]	[ ]	[ ]

	For	Against	Abstain
3. To ratify the selection of SingerLewak, LLP as the Company’s independent registered public accounting firm for 2010.	[ ]	[ ]	[ ]

B Non-Voting Items
Change of Address — Please print new address below.
C            Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date	Signature 1	Signature 2